UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): January 4, 2019 (April 28, 2016)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 2, 2019, Wheeler Real Estate Investment Trust, Inc. (the “Company”) and certain investors: Calapasas West Partners, L.P.; Full Value Partners, L.P.; Full Value Special Situations Fund, L.P.; MCM Opportunity Partners, L.P.; Mercury Partners, L.P.; Opportunity Partners, L.P.; Special Opportunities Fund, Inc.; and Steady Gain Partners, L.P. (collectively the “Bulldog Investors”) entered into Amended and Restated Promissory Notes (the “Amended and Restated Notes”), effective December 15, 2018, to the Amended Convertible Promissory Notes, dated April 20, 2016, which amended Convertible Promissory Notes dated March 19, 2015.

The Amended and Restated Notes extend the maturity date from December 15, 2018 to June 15, 2019 with equal monthly principal and interest payments in the aggregate amount of Two Hundred Thirty-Four Thousand One Hundred Ninety-Eight and 63/100 Dollars ($234,198.63). In addition, the interest rate increases from nine percent (9%) to fifteen percent (15%) in the Event of Default (as defined in the Amended and Restated Notes). The current aggregate principal amount of the Amended and Restated Notes is One Million Three-Hundred Sixty-Nine Thousand Thirty-One and 00/100 Dollars ($1,369,031).

There is no material relationship between the Company and their affiliates and the Bulldog Investors.

The foregoing descriptions of the terms of the Amended and Restated Notes are qualified in their entirety by reference to the Amended and Restated Notes, filed respectively as Exhibits 10.1 through 10.8 hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statement of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

10.1	Calapasas West Partners, L.P. Amended and Restated Promissory Note.
10.2	Full Value Partners, L.P. Amended and Restated Promissory Note.
10.3	Full Value Special Situations Fund, L.P. Amended and Restated Promissory Note.
10.4	MCM Opportunity Partners, L.P. Amended and Restated Promissory Note.
10.5	Mercury Partners, L.P. Amended and Restated Promissory Note.
10.6	Opportunity Partners, L.P. Amended and Restated Promissory Note.
10.7	Special Opportunities Fund, Inc. Amended and Restated Promissory Note.
10.8	Steady Gain Partners, L.P. Amended and Restated Promissory Note.

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Calapasas West Partners, L.P. Amended and Restated Promissory Note.
10.2	Full Value Partners, L.P. Amended and Restated Promissory Note.
10.3	Full Value Special Situations Fund, L.P. Amended and Restated Promissory Note.
10.4	MCM Opportunity Partners, L.P. Amended and Restated Promissory Note.
10.5	Mercury Partners, L.P. Amended and Restated Promissory Note.
10.6	Opportunity Partners, L.P. Amended and Restated Promissory Note.
10.7	Special Opportunities Fund, Inc. Amended and Restated Promissory Note.
10.8	Steady Gain Partners, L.P. Amended and Restated Promissory Note.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
President and Chief Executive Officer
Dated: January 4, 2019